As filed with the Securities and Exchange Commission on June 27, 2005
1933 Act File No. 333-124004
1940 Act File No. 811-21750

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

(Mark One)
☑REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑ PRE-EFFECTIVE AMENDMENT NO. 5
☐ POST-EFFECTIVE AMENDMENT NO.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ AMENDMENT NO. 5

Kayne Anderson Energy Total Return Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (310) 556-2721

David J. Shladovsky, Esq.
Kayne Anderson Capital Advisors, L.P.
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	John A. MacKinnon, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019 (212) 839-5300

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐
     It is proposed that this filing will become effective (check appropriate box):
 ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum	Amount of
	Amount Being	Maximum Offering	Aggregate Offering	Registration
Title of Securities Being Registered	Registered	Price Per Unit	Price(1)	Fee(2)

Common Stock, $0.001 par value per share	32,000,000	$25.00	$800,000,000	$94,160

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)	Previously paid.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND (the “Registrant”)
CONTENTS OF THE REGISTRATION STATEMENT
This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus — Incorporated by reference to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities Exchange Commission on June 22, 2005.

Part B — Statement of Additional Information of the Registrant

Part C — Other Information

Signature Page

Exhibits

Explanatory Note:
     The Registrant has prepared this Pre-Effective Amendment No. 5 to its Registration Statement on Form N-2 for the purpose of filing an updated financial statement and signature page and certain exhibits to the Registration Statement and updating Item 24 of Part C. Pre-Effective Amendment No. 5 does not modify any provisions of the Prospectus constituting Part A of the Registration Statement and, accordingly, such Prospectus has not been included herein. In addition, Pre-Effective Amendment No. 5 does not modify Items 25, 26, 27, 28, 29, 30, 31, 32 and 33 of Part C.

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 27, 2005
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION

     Kayne Anderson Energy Total Return Fund (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a non-diversified closed-end management investment company with no operating history.

     This statement of additional information relating to our common stock is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated ___, 2005. This statement of additional information does not include all information that a prospective investor should consider before purchasing our common stock. Investors should obtain and read our prospectus prior to purchasing such common stock. A copy of our prospectus may be obtained from us without charge by calling (877) 657-3863 or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

     This statement of additional information is dated ___, 2005.

-i-

INVESTMENT OBJECTIVE AND POLICIES

     Our investment objective is to obtain a high total return with an emphasis on current income. We will seek to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). There can be no assurance that we will achieve our investment objective.

     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Investment Restrictions

     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:

     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors – Leverage Risk” in the Prospectus.

     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.

     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy Companies (we will concentrate more than 25% of our assets in Energy Companies), and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

     The remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies, with percentage limitations that apply under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy Companies.

•	We will invest in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies.

•	We may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP affiliates, such as I-shares or general partner interests or other entities that may own interests of MLPs.

•	We may invest up to 50% of our total assets in unregistered or otherwise restricted securities of Energy Companies. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 30 days, (ii) unregistered securities of public companies with registration rights, or (iii) unregistered securities of public companies that become freely tradable with the passage of time. However, no more than 25% of our total assets may be invested in (a) subordinated units or (b) securities of public companies which, in the reasonable judgment of Kayne Anderson, are not likely to become or convert into securities freely tradable by us within two years of purchase. Further, no more than 10% of our total assets may be invested in private equity securities of privately held companies. Based on current market and regulatory considerations, we anticipate that our investments in restricted securities will generally represent approximately 10% to 20% of our total assets.

•	We may invest up to 30% of our total assets in debt securities of Energy Companies, including up to 20% of our total assets in below-investment-grade debt securities of publicly traded Energy Companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency. Up to one-sixth of our permitted investments in debt securities (or up to 5% of our total assets) may include unrated debt securities of Energy Companies.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

     Unless specifically noted otherwise, the percentage limitations applicable to our portfolio described in this prospectus apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. We will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. We will invest in companies of any market capitalization.

     Our investments in unregistered equity securities and unregistered securities convertible into or exercisable for equity securities, of companies (whether publicly traded or privately held) principally engaged in the oil and gas exploration and production business, will be limited to those that (i) are issued under Rule 144A of the Securities Act of 1933, as amended, or (ii) represent less than 5% of the value of an investment we make primarily in debt securities (e.g., a warrant issued in connection with a debt security).

     We intend to be treated as a regulated investment company (“RIC”) for tax purposes. Under the current tax diversification rules applicable to RICs, we may directly invest up to 25% of our total assets in equity or debt securities of MLPs treated as publicly traded partnerships. To the extent permissible by such rules, we may indirectly invest a higher amount of our assets in equity or debt securities of MLPs. In addition, in the future we may form a taxable subsidiary to make and hold investments in accordance with our investment objective. For purposes of determining our compliance with the percentage limits in the investment policies discussed above in this section, we will include the underlying portfolio securities in our investments in such a subsidiary. However, our investment in such a subsidiary would not be subject to our policy limiting our investments in any single issuer to 15% of our total assets. See “Kayne Anderson Energy Total Return Fund — Investment Practices — Corporate Subsidiary” in our prospectus.

INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of our investment objective, policies and techniques that are described in the prospectus.

Short-Term Debt Securities

     For purposes of the temporary investment positions that we take (see “Kayne Anderson Energy Total Return Fund – Other Energy Companies – Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

Equity Securities

     Below is additional information regarding equity securities in which we intend to invest.

     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security

     Depository Receipts. We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

     Royalty Trusts and Income Trusts. Royalty trusts are generally structured to own debt and equity of an underlying entity that carries on an active business, or a royalty in revenues generated by the assets thereof. The royalty trust structure was developed to facilitate distributions to investors on a tax-efficient basis. Under Canadian tax laws, a royalty trust generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus avoiding a layer of taxation associated with corporate entities. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a royalty trust. The variety of businesses upon which royalty trusts have been created is broad, both in the nature of the underlying industry and assets and in geographic location.

     Royalty trusts in which we will invest will generally be “grantor trusts” for U.S. income tax purposes and “mutual fund trusts” for Canadian income tax purposes and can generally be classified in the categories described below.

     Canadian Pipeline Trusts. Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

     Canadian Power Trusts. Canadian power trusts have as their principal underlying business the generation and sale of electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

     Oil and Gas Trusts. There are two types of oil and gas trusts: oil and gas royalty trusts having the right to receive royalty income from oil and gas properties and oil and gas income trusts typically having a direct or indirect interest in oil and gas properties (which are only available in Canada). Ideally, long lived hydrocarbon reserves are selected for inclusion in oil and gas trusts due to their modest production decline curves and substantial economic lives. Despite being modest, such production declines tend to be greater in terms of material degradation of the underlying trust asset as compared to the assets included in MLPs and other Canadian royalty trusts. This degradation in the underlying asset base can many times be offset by increasing commodity prices, and, despite such declines in the underlying reserves, certain U.S. oil and gas trusts have been in existence for almost three decades.

•	Canadian Oil and Gas Trusts. Canadian oil and gas trusts are able to replace reserves through reserve additions resulting from investment in development drilling activities and/or acquisitions of producing companies with proven reserves of oil and gas. Such investments and acquisitions are funded through the issuance of additional equity or, where the trust is able, the issuance of debt. Successfully replacing reserves enables an oil and gas trust to offset natural production declines to extend the life of the trust and maintain distribution levels and unit prices over time.

•	U.S. Oil and Gas Trusts. By their terms, these trusts pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves. The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the oil and gas trust are depleted and the production declines. U.S. royalty trusts have very little drilling development activity associated with them and do not purchase additional reserves or producing assets. Thus, U.S. royalty trusts last as long as the underlying reserves prove economic to some minimum threshold. Consequently, in many cases, the distributions from U.S. royalty trusts are treated as return of capital to the investor, providing current tax benefits but reducing an investor’s tax basis in the units.

Master Limited Partnership Interests

     MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase common units in market transactions as well as directly from the MLP or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

     I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).

Below Investment Grade and Unrated Debt Securities

     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc. from B- to BB+ by Fitch Ratings or Standard & Poor’s or a comparable rating by another rating agency, or which are determined by Kayne Anderson on a reasonable basis to be of comparable credit quality.

     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, your investment in our common stock is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries, such as the Energy Company industry, could adversely affect the ability of below investment grade or unrated debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

     See Appendix A to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.

Thinly-Traded Securities

     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies trade on the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”), the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.

Margin Borrowing

     We may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Our Use of Derivatives, Options and Hedging Transactions

     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.

     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.

     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.

     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.

     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.

     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.

     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.

     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.

     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.

     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.

     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.

     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.

     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.

When-Issued and Delayed Delivery Transactions

     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT

Directors and Officers

     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and choose our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Terrence J. Quinn, and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.” Due to a relationship with one of the underwriters in this offering, Ms. Costin is expected to be considered an “interested person” of the Company, as defined in the 1940 Act, until after the completion of this offering and, in the future, may be treated as an ""interested person'' during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities. Unless noted otherwise, references to our Independent Directors include Ms. Costin.

     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. All of our Independent Directors, Ms. Costin and Messrs. Good, Isenberg and Quinn are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Ms. Costin and Messrs. Quinn and McCarthy are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Messrs. Good, Isenberg and Quinn serve on the Audit Committee. Because we are newly organized, none of the committees have met during our last fiscal year.

     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $25,000 annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $2,500 per Board meeting; $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

		Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us	Fund Complex(1)
Anne K. Costin	$41,000	$82,000
Steven C. Good	$41,000	$82,000
Gerald I. Isenberg	$41,000	$82,000
Terrence J. Quinn	$41,000	$82,000
Kevin S. McCarthy	$41,000	$82,000

(1)	The Directors also oversee Kayne Anderson MLP Investment Company.

     None of our Independent Directors (other than Mr. Isenberg) nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates (other than their service as our directors and as directors of Kayne Anderson MLP Investment Company). From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, may be deemed an affiliate of Kayne Anderson. We have no employees. Our officers are compensated by our Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2006, 2007 and 2008, respectively. Beginning in

2006, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.

     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2004:

Aggregate Dollar Range of Equity
Securities in All Registered
	Dollar Range of Our Equity	Investment Companies Overseen by
Director	Securities Owned by Director (1)	Director in Fund Complex (2)
Anne K. Costin	None	$10,000-$50,000
Steven C. Good	None	$10,000-$50,000
Gerald I. Isenberg	None	None
Terrence J. Quinn	None	$10,000-$50,000
Kevin S. McCarthy	None	Over $100,000

(1)	The Directors did not own any of our equity as of December 31, 2004 because we had not yet begun operations.

(2)	The Directors also oversee Kayne Anderson MLP Investment Company.

     Prior to this offering, Kayne Anderson or its affiliates owned both beneficially and of record all of our common stock. Certain officers of Kayne Anderson, including all of our officers, are expected to purchase approximately $2 million of our common stock in connection with this offering.

Except as described in the table below, as of the date of this Statement of Additional Information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our Adviser. The information in the table is as of March 31, 2005.

	Name of Owners and
	Relationships to
Director	Director	Company	Title of Class	Value of Securities	Percent of Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$2,034,049	0.36%

(1)	Kayne Anderson may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

     As of the date of this Statement of Additional Information, our Independent Directors (excluding Ms. Costin) and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of the Company, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

INVESTMENT ADVISER

     Kayne Anderson, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067, our investment adviser, is registered with the SEC under the Investment Advisers Act of 1940, as amended. Our Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.

     Kayne Anderson will act as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect for us from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement will provide that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we will pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.

     In addition to Kayne Anderson’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     At a meeting on May 23, 2005, the Board of Directors considered the key proposed terms of the Investment Management Agreement between us and Kayne Anderson. At a meeting on June 15, 2005, the Board reviewed and evaluated information provided by Kayne Anderson in accordance with Section 15(c) of the 1940 Act and considered the initial approval of the Investment Management Agreement. At the meeting, the Board reviewed a number of factors, including the nature, extent and quality of the services to be provided by Kayne Anderson, the investment performance of Kayne Anderson, the costs of the services to be provided and profits and other benefits to be realized by Kayne Anderson and its affiliates from their relationship with us.

     In reviewing the services expected to be provided to us, the Board considered the favorable performance information for other investment companies managed by Kayne Anderson. The Board also considered the high quality and depth of Kayne Anderson’s organization in general and of the investment professionals that would provide services to us, as well as the time and resources expected to be provided by Kayne Anderson.

     In considering the fees and expenses estimated to be borne by us, the Board relied in part upon comparisons of the services to be rendered and the amounts to be paid under the Investment Management Agreement with those under other advisory contracts, including other contracts of Kayne Anderson and those paid to other investment advisers by registered closed-end investment companies that have relevant comparable characteristics. The Board noted that some closed-end investment companies that invest nearly all of their assets in public securities have management fees that are lower than the proposed management fee, while other comparable funds paid higher management fees. Because we expect to invest approximately 10% to 20% of our total assets in unregistered or otherwise restricted securities of Energy Companies (also commonly referred to as private placements), and may invest up to 50% of our total assets in such securities, the Board also considered the management fees of closed-end investment companies that invest a substantial portion of their assets in such securities. The Board noted that some of the companies had incentive fees that potentially would substantially exceed the proposed fee. The Board also considered Kayne Anderson’s agreement to waive a portion of its management fees during the first two years of our operations. The Board noted that the management fee did not include any breakpoints, and that it was based on the projected size of our total assets.

     In considering the benefits derived by Kayne Anderson and its affiliates from their relationship with us, the Board noted that Kayne Anderson’s affiliated broker may be used to execute some of our portfolio transactions and that Kayne Anderson may receive research from some of the other firms that execute our portfolio transactions. The Board also considered the indirect benefits that might be received by Kayne Anderson in advising us.

     Based on its review, the Board, including the Independent Directors, concluded that the proposed management fees and other expenses to be borne by us under the Investment Management Agreement are fair, both absolutely and in comparison with those of other investment companies in the industry, and that stockholders should receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that approving the Investment Management Agreement with Kayne Anderson was in our best interests and in the best interests of our stockholders.

CODES OF ETHICS

     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863 or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

     In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Advisor determines that such conflict prevents the Advisor from determining how to vote on the proxy proposal in the best interests of the Company, the Advisor shall either (1) vote in accordance with a predetermined specific policy to the extent that the Advisor’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

     An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2006 will be made available on or around August 30, 2006, (i) without charge, upon request, by calling (877) 657-3863 (toll-free); and (ii) on the SEC’s website at http://www.sec.gov.

     Our Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

DESCRIPTION OF PREFERRED STOCK

     Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.

     Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

     We may elect to issue preferred stock as part of our leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.

     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Description of Capital Stock — Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws” in our prospectus. As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Stock by us. The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by us will reduce the leverage applicable to our common stock, while any resale of shares by us will increase that leverage.

     The discussion above describes the possible offering of preferred stock by us. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

BORROWINGS

     The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations on Borrowings. Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.

     The discussion above describes our Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.

REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

     We are a closed-end investment company and as such our common stockholders will not have the right to cause us to redeem their stock. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, our Directors, in consultation with our Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or our conversion to an open-end investment company. There can be no assurance, however, that our Directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, our Directors may, subject to their duties under applicable law and compliance with applicable state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by our Directors in light of the market discount of the common stock, trading volume of the common stock, information presented to our Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. Before deciding whether to take any action if our common stock trades below NAV, our Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of our portfolio, the impact of any action that might be taken on us or our stockholders and market considerations. Based on these considerations, even if our common stock should trade at a discount, our Directors may determine that, in our best interests, no action should be taken.

     Subject to our investment limitations, we may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or our accumulation of cash in anticipation of stock repurchases or tenders will increase our expenses and reduce our net income. Any stock repurchase, tender offer or borrowing that might be approved by our Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by our Directors at the time they consider such issue, it is our Directors’ present policy, which may be changed by them, not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE, or (b) impair our status as a registered closed-end investment company under the 1940 Act; (2) we would not be able to liquidate portfolio securities in an orderly manner and consistent with our investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting us, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which we invest, (d) material limitation affecting us or the issuers of our portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on us or our common stockholders if our common stock were repurchased. Our Directors may in the future modify these conditions in light of experience with respect to our portfolio.

     Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing Directors in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See our prospectus under “Our Structure; Common Stock Repurchases and Changes in our Structure” for a discussion of voting requirements applicable to our conversion to an open-end company. If we converted to an open-end company, our common stock would no longer be listed on the NYSE. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Directors may at any time propose our conversion to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     Our repurchase of our common stock at prices below NAV would result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in our stock trading at a price equal to its NAV. Nevertheless, the fact that our common stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

     In addition, our purchase of our common stock will decrease our total assets which would likely have the effect of increasing our expense ratio.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.

     Maryland law requires a corporation (unless its charter provide otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

VALUATION

     Our net asset value will be calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on Kayne Anderson’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets; for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.

PORTFOLIO MANAGER INFORMATION

     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of April 30, 2005. We and Kayne Anderson MLP Investment Company (“KAMIC”) are the registered investment companies managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We will pay Kayne Anderson a management fee based on our total assets.

Other Accounts Managed by Portfolio Managers

     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of April 30, 2005. Asset amounts are approximate and have been rounded.

	Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts

Kevin McCarthy	1	$1.23 billion	0	0	0	0
J.C. Frey	1	$1.23 billion	5	$941 million (1)	2	$129 million

(1)	Mr. Frey manages an allocated portion of these accounts, amounting to approximately $235 million.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Company) and with respect to which the advisory fee is based on account performance. Kayne Anderson receives a management fee from KAMIC which is adjusted based on KAMIC’s performance in comparison to an index. The advisory fees for the other accounts are not adjusted in comparison to a benchmark. Information is shown as of April 30, 2005. Asset amounts are approximate and have been rounded.

	Registered
	Investment Companies		Other Pooled
Portfolio Manager	(excluding the Company)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts	Accounts	Accounts	Accounts	Accounts

Kevin McCarthy	1	$1.23 billion	0	0	0	0
J.C. Frey	1	$1.23 billion	5	$941 million (1)	2	$129 million

(1)	Mr. Frey manages an allocated portion of these accounts, amounting to approximately $235 million.

     Messrs. McCarthy and Frey are compensated by the Advisor through partnership distributions based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, including KAMIC, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey did not own any of our equity prior to this offering; however, through their limited partnership interests in the Advisor, which owned all of our outstanding securities (with a value of approximately $100,000) prior to this offering, Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.

TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker LLP, our counsel.

Matters Addressed

     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of shares of our common stock. It does not address all federal income tax consequences that may apply to an investment in our common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of shares of stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold common stock as capital assets within the meaning of Section 1221 of the Code.

     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

     The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of the Company

     We intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). Accordingly, we must, among other things, (i) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to our business of investing in such stock, securities or currencies (the “Gross Income Test”); and (ii) diversify our holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

     The recently enacted American Jobs Creation Act of 2004 (the “2004 Jobs Act”), which was signed by President Bush on October 22, 2004, amends certain rules relating to RICs. The 2004 Jobs Act modifies the 90% gross income test with respect to income of a RIC to include net income derived from interests in “qualified publicly traded partnerships” and modifies the RIC to include a new limitation on the investment by a RIC in qualified publicly traded partnership interests. Specifically, the 2004 Jobs Act provides that not more than 25% of the value of a RIC’s assets can be invested in those securities described in the last sentence of the previous paragraph under (b) or the securities of one or more qualified publicly traded partnerships. Generally, a qualified publicly traded partnership includes a partnership, such as the MLPs in which we intend to invest, the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and which derive income and gains from, inter alia, the exploration, development, mining or production, processing, refining, transportation, or the marketing of any mineral or natural resource. These provisions generally apply to taxable years beginning after October 22, 2004.

     As a RIC, we generally are not subject to U.S. federal income tax on income and gains that we distribute each taxable year to stockholders, if we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) our net tax-exempt interest (the excess of our gross tax-exempt interest over certain disallowed deductions). We intend to distribute at least annually substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Company level. To avoid the tax, we must distribute during each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of our capital gain in excess of our capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use our fiscal year), and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. While we intend to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of our taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by us in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by us during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     If we were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, we would be taxed in the same manner as an ordinary corporation and distributions to our stockholders would not be deductible by us in computing our taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual stockholders (for taxable years beginning on or before December 31, 2008) and (ii) for the dividends received deduction in the case of corporate stockholders.

Taxation of our Investments

     Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these rules and prevent our disqualification as a RIC.

     We intend to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. We expect that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code as enacted by the 2004 Jobs Act and discussed above). Accordingly, it is expected that the net income derived by us from such investments will qualify as “good income” for purposes of the Gross Income Test. If the MLPs in which we invest, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by us from such investments may not qualify as “good income” under the Gross Income Test and, therefore, could adversely affect our status as a RIC.

     The MLPs in which we intend to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by us from an MLP may not correspond to the amount of income allocated to us by the MLP in any given taxable year. If the amount of income allocated by an MLP to us exceeds the amount of cash received by us from such MLP, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, we may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

     We intend to invest in Canadian Royalty Trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian Royalty Trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian Royalty Trusts in which we invest are treated as corporations for U.S. federal income tax purposes, the income and gain generated by us from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of our qualification as a RIC. Moreover, if the Canadian Royalty

Trust is a PFIC (as defined below), we will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

     If the Canadian Royalty Trusts in which we invest are treated as partnerships for U.S. federal income tax purposes, the effect on the Company will depend on whether the Canadian Royalty Trust is a qualified publicly traded partnership (as described above) or not. If the Canadian Royalty Trust is a qualified publicly traded partnership, our investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian Royalty Trust, however, is not treated as a qualified publicly traded partnership, then the consequences to us of an investment in such Canadian Royalty Trust will depend upon the amount and type of income and assets of the Canadian Royalty Trust allocable to us. We intend to monitor our investments in Canadian Royalty Trusts to prevent our disqualification as a RIC.

     Income received by us with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of our investment portfolio, stockholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if we invest more than 50% of our total assets in non-U.S. securities as of year- end, we may elect to have our foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by our stockholders instead of on our own tax return. If we so elect, each stockholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by us. If we make this election, we will furnish our stockholders with a written notice after the close of the taxable year.

     Investments by us in certain “passive foreign investment companies” (“PFIC”) could subject us to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to us to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Stockholders

     Distributions paid by us from our investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of our earnings and profits. Such distributions (if designated by us) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividends received from U.S. corporations and (ii) in the case of individual stockholders (effective for taxable years beginning on or before December 31, 2008), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that we receive qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if our qualified dividend income is less than 95 percent of our gross income, our stockholders may only include as qualifying dividend income that portion of the dividends that may be and are so designated by us as qualifying dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income from passive foreign investment companies is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income.

     Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the stockholder has held our shares. Capital gain dividends are not eligible for the dividends received deduction. The maximum tax rate on net capital gain of individuals generally is 15% (5% for individuals in lower brackets) for such gain realized before in taxable years beginning on or before December 31, 2008. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, distributions of investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

     We may retain for reinvestment all or part of our net capital gain. If any such gain is retained, we will be subject to a tax of 35% on such amount. In that event, we expect to designate the retained amount as undistributed capital gain in a notice to our stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by us against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of our stock by an amount equal to 65% of the amount of undistributed capital gain included in such stockholder’s gross income.

     Stockholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, stockholders with capital loss are urged to consult their tax advisors.

     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     Upon a sale or exchange of shares, a stockholder will realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a stockholder on the sale of our shares held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such shares.

     Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in our shares.

     A stockholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in common shares.

     In addition to the amendments relating to RICs as described above under the heading “Taxation of the Company,” the recently enacted 2004 Jobs Act modifies certain rules relating to investments by foreign investors in a RIC. In particular, the 2004 Jobs Act provides that certain dividends designated by us as “interest-related dividends” that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in our stock will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by us that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by us as “short-term capital gain dividends” that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from our short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

     We may be required to backup withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the U.S. Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisors regarding the purchase, ownership and disposition of common shares.

     As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.

     The advice was prepared to support the promotion or marketing of the transactions or matters addressed by the written advice.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.

     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.

     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.

EXPERTS

     Our financial statement dated May 27, 2005, appearing in this statement of additional information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to us. The principal business address of PricewaterhouseCoopers LLP is 350 South Grand Avenue, Los Angeles, California 90071.

CUSTODIAN

     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of our Administrator, acts as custodian of our securities and other assets.

REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including amendments thereto, relating to our stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of Kayne Anderson Energy Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Company”) as of May 27, 2005 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA
May 31, 2005, except for Note 4 to the financial statement
as to which the date is June 27, 2005.

FINANCIAL STATEMENTS

Kayne Anderson Energy Total Return Fund, Inc.

Statement of Assets and Liabilities

As of May 27, 2005

Assets
Cash	$100,000

Total assets	$100,000

Liabilities	—

Net assets (4,000 shares of common stock issued and outstanding, par value of $0.001 per share; 200,000,000 shares authorized)	$100,000

Net asset value per share	$25.00

See accompanying notes.

F-1

Notes

1. ORGANIZATION

Kayne Anderson Energy Total Return Fund, Inc. (the “Company”) was organized as a Maryland corporation on March 31, 2005. The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company and has not had operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100,000 to Kayne Anderson Capital Advisors, L.P. (the “Adviser”).

2. ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3. AGREEMENTS

The Company intends to enter into an investment management agreement with the Adviser under which the Adviser, subject to the overall supervision of the Company’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser will receive a management fee from the Company at an annual rate of 1.25% of the Company’s average total assets. The Company intends to enter into a fee waiver agreement with the Adviser under which the Adviser will agree to waive or reimburse the Company for fees and expenses in an amount equal to 0.25% of the Company’s average monthly total assets during the first year of the Company’s investment activities, and 0.125% of the Company’s average monthly total assets during the Company’s second year of investment activities.

The Company intends to enter into a custody agreement with the Custodial Trust Company (a subsidiary of The Bear Stearns Companies Inc.), a transfer agency agreement with American Stock Transfer & Trust Company, and an administration agreement with Bear Stearns Funds Management Inc.

4. ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the offering will be used for offering expenses of approximately $1,158,000. The offering expenses will be charged to paid-in capital upon the sale of shares of common stock. Estimates are based on an offering size of 20,000,000 shares at $25.00 per share with gross proceeds of $500,000,000. The actual number of shares that are sold in the initial public offering will affect the associated offering costs and may differ significantly from the above estimates. All offering expenses will be paid by the Company. In the event the public offering does not occur, the Adviser will be responsible for the offering costs. The Adviser has agreed to pay all of our organization costs, which are estimated to not exceed $150,000.

5. FEDERAL INCOME TAXES

It is the Company’s intention to elect to and be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provisions will be required.

F-2

APPENDIX A

DESCRIPTION OF RATINGS

Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and Fitch Ratings.

Moody’s Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Description of Moody’s Short Term Ratings

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

     Issue Credit Rating Definitions

     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings

Long-Term Credit Ratings

     Investment Grade

     “AAA” — Highest credit quality. `AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

     “AA” — Very high credit quality. `AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” — High credit quality. `A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” — Good credit quality. `BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     “BB” — Speculative. `BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” — Highly speculative. `B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC’ rating indicates that default of some kind appears probable. `C’ ratings signal imminent default.

     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD’ indicates potential recoveries in the range of 50%-90%, and `D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD’ and `D’ are generally undergoing a formal reorganization or liquidation process; those rated `DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     “D” — Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA’ Long-term rating category, to categories below `CCC’, or to Short-term ratings other than `F1’.

     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND

PART C — Other Information

Item 24.	Financial Statements and Exhibits
          (1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.
          (2) Exhibits

(a) Charter

(1) Articles of Incorporation*

(b)	(1) Bylaws of Registrant*

(c) Voting Trust Agreement — none.

(d)	(1) Form of Articles of Amendment and Restatement***.

(2) Form of Amended and Restated Bylaws of Registrant***.

(e) Form of Dividend Reinvestment Plan****

(f) Long-Term Debt Instruments — none.

(g) Form of Investment Management Agreement between Registrant and Kayne Anderson Capital Advisors, L.P.****

(h)	(1) Form of Underwriting Agreement**

(2) Form of Master Agreement Among Underwriters**

(3) Form of Master Selected Dealer Agreement**

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement****

(k) Other Material Contracts

(1) Form of Administrative Services Agreement****

(2) Form of Transfer Agency Agreement****

(3) Form of Accounting Services Agreement****

(4) Form of Fee Waiver Agreement****

(l) Opinion and Consent of Venable LLP****.

(m) Non-Resident Officers/ Directors — none.

(n) Other Opinions and Consents — consent of independent registered public accounting firm — filed herewith

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant****

(2) Code of Ethics of Kayne Anderson Capital Advisors, L.P.**

(s) Power of Attorney***

*	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on April 11, 2005 and incorporated herein by reference.

**	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on May 23, 2005 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on June 3, 2005 and incorporated herein by reference.

****	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-2 (File No. 333-124004) as filed with the Securities & Exchange Commission on June 22, 2005 and incorporated herein by reference.

Item 25.	Marketing Arrangements — previously filed.

Item 26.	Other Expenses of Issuance and Distribution
          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$94,160
NASD Fees	$75,500
Printing and Engraving Expenses	$216,000
Legal Fees	$360,000
New York Stock Exchange Listing Fees	$30,000
Marketing Expenses	$340,000
Accounting Expenses	$30,000
Transfer Agent Fees	$3,500
Miscellaneous Expenses	$9,190

Total	$1,158,350

Item 27.	Persons Controlled by or Under Common Control with Registrant — none.

Item 28.	Number of Holders of Securities as of June 24, 2005

Title of Class	Number of Record Holders

Common Stock, $0.001 par value per share	1

Item 29.	Indemnification.
          Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
          The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
          Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
          Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Business and Other Connections of Investment Adviser.
          Kayne Anderson Capital Advisors, L.P. (the “Adviser”) will serve as the Registrant’s investment adviser. Certain of the officers of the Adviser also serve as officers and/or directors for Kayne Anderson MLP Investment Company and Kayne Anderson Rudnick Investment Management, LLC, affiliates of the Adviser.
          Part B and Schedules A and D of Form ADV of the Adviser (SEC File No. 801-46991) incorporated herein by reference, set forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31.	Location of Accounts and Records.
          The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Item 32.	Management Services — not applicable.

Item 33.	Undertakings.
          (1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the Company declines more than 10 percent from its net asset value of the Company as of the effective date of the registration statement, or (2) the net asset value of the Company increases to an amount greater than its net proceeds as stated in the prospectus.
          (2) Not Applicable.
          (3) Not Applicable.
          (4) Not Applicable.
          (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and the State of California, on the 27th day of June, 2005.

Kayne Anderson Energy Total Return Fund, Inc.

By:	/s/ Kevin S. McCarthy*

Kevin S. McCarthy
Chairman and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kevin S. McCarthy* Kevin S. McCarthy	Chairman and Chief Executive Officer	June 27, 2005

/s/ Ralph Collins Walter Ralph Collins Walter	Treasurer and Chief Financial Officer	June 27, 2005

/s/ Anne K. Costin* Anne K. Costin	Director	June 27, 2005

/s/ Steven C. Good* Steven C. Good	Director	June 27, 2005

/s/ Terrence J. Quinn* Terrence J. Quinn	Director	June 27, 2005

/s/ Gerald I. Isenberg* Gerald I. Isenberg	Director	June 27, 2005

*By: /s/ David A. Hearth David Hearth, Attorney-in-Fact (Pursuant to Power of Attorney previously filed)